                                                                EXHIBIT 10.12

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT



         This SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Second Amendment"), dated as of February 28, 1997, is entered into by and among Spanish Broadcasting System, Inc., a Delaware corporation ("Buyer"), Raul Alarcon, Jr., New Age Broadcasting, Inc., a Florida corporation ("New Age"), and The Seventies Broadcasting Corporation, a Florida corporation ("Seventies", and together with New Age hereafter collectively referred to as the "Sellers").


                                 R E C I T A L S

         A. The Sellers have agreed to sell certain assets to Buyer pursuant to an Asset Purchase Agreement, dated as of September 16, 1996 ("Purchase Amendment"). The Purchase Agreement was amended as of December 26, 1996 to permit Buyer additional time to obtain the cash funds necessary to be paid to Sellers as the Purchase Price at the Closing ("First Amendment");

         B. The Sellers were willing, able and ready to close as required by the Purchase Agreement, as amended by the First Amendment, having met all of the closing conditions. Buyer has requested a further extension of the Closing Date to a date no later than April 15, 1997 in order to obtain the cash funds necessary to be paid to Sellers as the Purchase Price at the Closing;

         C. The parties to the Purchase Agreement and the First Amendment desire to modify certain of the provisions of the Purchase Agreement and the First Amendment as hereafter provided in this Second Amendment.


                                    AGREEMENT

         In consideration of the above recitals and of the mutual agreements and covenants contained in this Second Amendment, the parties hereto, intending to be bound legally, agree as follows:

         1. The Recitals are true and correct.

         2. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Purchase Agreement and the First Amendment. In addition, the term "Agreement" when used herein and in the Purchase Agreement shall be deemed to include the Purchase Agreement as amended by the First Amendment and the Second Amendment.



Initial Buyer  /i/                               Initial Sellers  /i/
              ----                                               ----

         3. Section 2.3(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "2.3     Purchase Price.

                           (a) The Purchase Price for the Assets shall be One
                  hundred eleven million dollars ($111,000,000). One hundred ten million dollars ($110,000,000) of the Purchase Price shall be paid by Buyer in full at the Closing by confirmed wire transfer or transfers of immediately available funds pursuant to wire instructions signed by at least two of Alan Potamkin, Russell Oasis or Robert Potamkin; provided, however, that the signature of only one of such individual shall be required if the other two individuals are not alive or legally competent on the Closing Date. $1,000,000 of the Purchase Price is being pre-paid to Sellers contemporaneously with the execution and delivery of the Second Amendment.

         4. Section 2.3(c) (including Exhibit 2.3(c)) of the Purchase Agreement, as amended by Section 2 of the First Amendment, is hereby deleted in its entirety. The parties agree that any requirement of Broadcast Cash Flow previously required by this Section 2.3(c) has been met by Sellers and is no longer a requirement or obligation of the Sellers.

         5. Execution of this Agreement by Buyer and Sellers shall be deemed the irrevocable instruction of Buyer to deliver the $1,000,000 held in escrow by Greenberg, Traurig, et al. to the Sellers. This sum is being made as a prepayment of the Purchase Price, and in the event Buyer is unable to close on or before April 15, 1997, as a deposit to be held by Sellers until Actual Damages can be determined pursuant to Section 9.3 of the Purchase Agreement, as amended by Section 10 of the First Amendment.

         6. If Buyer fails to close on or before April 15, 1997 as required by the Purchase Agreement, Buyer authorizes Russell Oasis to immediately return to Sellers as of that date all property and employees of Sellers on loan to Buyer pending the Closing.

         7. Section 8.1(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "8.1     Closing.

                           (a) Closing Date. The Closing shall take place at
                  10:00 a.m., Miami, Florida time, on March 24, 1997; provided, however, that Buyer shall be permitted to extend the closing date to a date and time no later than 10:00 a.m., April 15, 1997 by notifying Sellers in writing prior to March 24, 1997 that the closing will not take place on March 24, 1997 and by delivering written notice to the Sellers of the new closing date and time


Initial Buyer  /i/                                        Initial Sellers  /i/
              ----                                                        ----
                  at least ten (10) business days prior to such proposed closing date. If no such notice setting a new closing date is given within the prescribed ten-day period, the new closing date and time shall be April 15, 1997 at 10:00 a.m. TIME IS OF THE ESSENCE WITH RESPECT TO THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. In the event that wire transfer of the Purchase Price is received by each of the Sellers later than 2:00 p.m., Miami, Florida time on the Closing Date, then Sellers shall be entitled to interest on the Purchase Price from the Closing Date to the next business day following the Closing Date at a rate equal to the prime rate as publicly announced on the Closing Date by Citibank, N.A. as its prime rate. The Closing shall take place at the offices of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., Miami, Florida."

         8. Section 9.1(c) of the Purchase Agreement, as amended by Section 8 of the First Amendment, is hereby amended and restated in its entirety to read as follows:

                  "(c) Upset Date. If the Closing shall not have occurred by April 15, 1997."

         9. Section 9.2(c) of the Purchase Agreement, as amended by Section 9 of the First Amendment, is hereby amended and restated in its entirety to read as follows:

                  "(c) Upset Date. If the Closing shall not have occurred by April 15, 1997."

         10. The date of "February 28, 1997" specified in Sections 9.3(b), 9.3(d) and 9.3(e) of the Purchase Agreement, as amended by Section 10 of the First Amendment, is hereby amended to read "April 15, 1997."

         11. The parties agree that the words "closing of the" shall be inserted prior to the words "Default Sale" on line 21 of Section 9.3(d) of the Purchase Agreement, as amended by Section 10 of the First Amendment. Otherwise, this
Section 9.3(d) shall remain unchanged.

         12. In addition to and without limiting the foregoing, the parties hereto respectively acknowledge, agree, represent and warrant as follows:

                  (a) the Letter of Credit and the ability of the Sellers to draw the Face Amount thereof upon the occurrence of a default by Buyer as provided in Section 9.3 (as amended by the First Amendment and the Second Amendment) is not affected in any manner by this Second Amendment;

                  (b) all of the respective representations and warranties of the Sellers and Buyer set forth in the Purchase Agreement, the First Amendment and the Second Amendment


Initial Buyer  /i/                                     Initial Sellers  /i/
              ----                                                     ----
are true, complete and correct in all material respects as of the date hereof and, to the knowledge of each of the parties hereto, no event or circumstance has occurred that would or may with the passage of time or otherwise (i) constitute a breach of any of the provisions of the Purchase Agreement, the First Amendment or the Second Amendment by any of the parties thereto or that would or will cause any representation or warranty of any of the other parties thereto to be untrue in any material respect now or at the Closing, (ii) adversely affect the ability of either Buyer or the Sellers to close the transaction contemplated by the Purchase Agreement, the First Amendment and the Second Amendment. Further, as of the date hereof, each of the Sellers and Buyer have, and, to the best of their knowledge, acknowledge and agree that each of the other parties hereto have, performed and complied in all material respects with all covenants, agreements and conditions (with the exception of the payment of the Purchase Price by Buyer to Sellers) required by the Purchase Agreement, the First Amendment and the Second Amendment to be performed or complied with by any of them. Also, all Consents, the FCC Consent and the Tower Consents have been previously obtained by Seller, delivered to Buyer and are satisfactory to Buyer in all respects.

         13. In the event of a conflict between any of the terms contained in the Purchase Agreement or the First Amendment and any of the terms set forth in this Second Amendment, the terms of this Second Amendment shall govern.

         14. Except as hereby specifically amended by this Second Amendment, the remaining terms and provisions of the Purchase Agreement and the First Amendment shall remain unchanged and shall continue in full force and effect.

         15. This Second Amendment may be executed in counterparts and may be delivered via fax. Each page must be initialed by the parties.



                            [SIGNATURE PAGE FOLLOWS]




Initial Buyer  /i/                                     Initial Sellers  /i/
              ----                                                     ----

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Asset Purchase Agreement as of the date and year first above written.



Witness:                                 SPANISH BROADCASTING SYSTEM, INC.


/s/                                      By: /s/ Raul Alarcon, Jr.
------------------------------               ---------------------------------
                                             Raul Alarcon, Jr.

------------------------------
                                         NEW AGE BROADCASTING, INC.


/s/                                      By: /s/ Russell A. Oasis
------------------------------               ---------------------------------
                                             Russell A. Oasis, President

------------------------------
                                         THAT SEVENTIES BROADCASTING
                                         CORPORATION


/s/                                      By: /s/ Russell A. Oasis
------------------------------               ---------------------------------
                                             Russell A. Oasis, President

------------------------------

/s/                                          /s/ Raul Alarcon, Jr.
------------------------------               ---------------------------------
                                             Raul Alarcon, Jr.

------------------------------